SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /
Filed by a party other than the registrant      /   /

Check the appropriate box:
/ X / Preliminary proxy statement
/   / Definitive proxy statement
/   / Definitive additional materials
/   / Soliciting material pursuant to Rule 14a-11(c) or Rule
      14a-12

                    Oppenheimer International Bond Fund
- ------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

Patricia C. Foster, Esq.
- ------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction
    computed pursuant to Exchange Act Rule 0-11:(1)
- ------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------
/   / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
- ------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- ------------------------------------------------------------------
(3) Filing Party:
- ------------------------------------------------------------------
(4) Date Filed:
- -----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                    OPPENHEIMER INTERNATIONAL BOND FUND
       PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                              CLASS A SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

               Please detach at perforation before mailing.
- -------------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class A shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

               Please detach at perforation before mailing.
- -------------------------------------------------------------------
1.  Election of Trustees (Proposal No. 1)

                                  A) Robert G. Avis  F) Sam Freedman
                                  B) William A. Baker     G) C. Howard Kast
                                  C) Charles Conrad, Jr.  H) Robert M. Kirchner
                                  D) John S. Fossel  I) Bridget A. Macaskill
                                  E) Raymond J. Kalinowski     J) Ned M. Steel
                                  K) James C. Swain

 ____FOR all nominees listed      ____WITHHOLD AUTHORITY
 except as marked to the          to vote for all nominees listed above.
 contrary.                        Instruction: To
                                  withhold authority to vote
                                  for any individual nominee,
                                  line out that nominee's name
                                  above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 2)

   FOR____         AGAINST____       ABSTAIN____

3.  Approval of the Investment Advisory Agreement (Proposal No. 3)

   FOR____         AGAINST____       ABSTAIN____

4.  Approval of the Class A 12b-1 Service Plan and Agreement
(Proposal No. 4)

   FOR____         AGAINST____       ABSTAIN____


                   Dated: ___________________________,1996
                          (Month)     (Day)

                                  ___________________________________
                                       Signature(s)

                                  ___________________________________
                                       Signature(s)

                                  Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                    OPPENHEIMER INTERNATIONAL BOND FUND
       PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                              CLASS B SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

               Please detach at perforation before mailing.
- -----------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class B shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

               Please detach at perforation before mailing.
- -----------------------------------------------------------------
1.  Election of Trustees (Proposal No. 1)

   A) Robert G. Avis                  F) Sam Freedman
   B) William A. Baker            G) C. Howard Kast
   C) Charles Conrad, Jr.         H) Robert M. Kirchner
   D) John S. Fossel              I) Bridget A. Macaskill
   E) Raymond J. Kalinowski       J) Ned M. Steel
                                      K) James C. Swain

   ____FOR all nominees listed    ____WITHHOLD AUTHORITY
   except as marked to the        to vote for all nominees
   contrary. Instruction: To      listed above.
   withhold authority to vote
   for any individual nominee,
   line out that nominee's name
   above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 2)

   FOR____         AGAINST____        ABSTAIN____

3.  Approval of the Investment Advisory Agreement (Proposal No. 3)

   FOR____         AGAINST____        ABSTAIN____

4. Approval of the Class B 12b-1 Distribution and Service Plan and Agreement (Proposal No. 5)

   FOR____         AGAINST____        ABSTAIN____


                   Dated: ___________________________, 1996
                          (Month)     (Day)

                          ___________________________________
                          Signature(s)

                          ___________________________________
                          Signature(s)

                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                    OPPENHEIMER INTERNATIONAL BOND FUND
       PROXY FOR SHAREHOLDERS MEETING TO BE HELD SEPTEMBER 26, 1996
                              CLASS C SHARES


Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

               Please detach at perforation before mailing.
- -----------------------------------------------------------------
Oppenheimer International Bond Fund
Proxy for Shareholders Meeting to be held September 26, 1996.

The undersigned Class C shareholder of Oppenheimer International Bond Fund (the "Fund") does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue, Scott Farrar, Rendle Myer and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held September 26, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS ON THE REVERSE SIDE. THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer International Bond Fund/Proxy for Shareholders Meeting to be held September 26, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.

Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

               Please detach at perforation before mailing.
- -----------------------------------------------------------------
1.  Election of Trustees (Proposal No. 1)

                   A) Robert G. Avis            F) Sam Freedman
                   B) William A. Baker          G) C. Howard Kast
                   C) Charles Conrad, Jr.       H) Robert M. Kirchner
                   D) John S. Fossel       I)  Bridget A. Macaskill
                   E) Raymond J. Kalinowski     J)  Ned M. Steel
                                      K) James C. Swain

 ____FOR all nominees listed    ____WITHHOLD AUTHORITY
   except as marked to the        to vote for all nominees
   contrary. Instruction: To      listed above.
   withhold authority to vote
   for any individual nominee,
   line out that nominee's name
   above.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 2)

   FOR____         AGAINST____        ABSTAIN____

3.  Approval of the Investment Advisory Agreement (Proposal No. 3)

   FOR____         AGAINST____        ABSTAIN____

4. Approval of the Class C 12b-1 Distribution and Service Plan and Agreement (Proposal No. 6)

   FOR____         AGAINST____        ABSTAIN____




                   Dated: ___________________________, 1996
                          (Month)     (Day)

                          ___________________________________
                          Signature(s)

                          ___________________________________
                          Signature(s)

                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

OPPENHEIMER INTERNATIONAL  BOND FUND

                       3410 South Galena Street, Denver, Colorado 80231

                       Notice Of Meeting Of Shareholders
To Be Held September 26, 1996

To The Class A, Class B and Class C Shareholders of
Oppenheimer International Bond Fund:

Notice is hereby given that a Meeting of the Class A, Class B and Class C shareholders of Oppenheimer International Bond Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on Thursday September 26, 1996, or any adjournments thereof (the "Meeting"), for the following purposes:

To be voted on by holders of:

Class A   Class B   Class C
Shares    Shares    Shares
- -------   -------   -------
   X         X         X      (a) To elect eleven Trustees to hold
                              office until the next meeting of
                              shareholders called for the purpose
                              of electing Trustees and until their
                              successors are elected and shall
                              qualify (Proposal 1);

   X         X         X      (b) To ratify the selection of
                              Deloitte and Touche LLP as the
                              independent certified public
                              accountants and auditors of the Fund
                              for the period from the Fund s
                              inception (June 15, 1995) and for
                              the fiscal year beginning October 1,
                              1996 (Proposal No. 2);

   X         X         X      (c) To approve the Investment
                              Advisory Agreement between the Fund
                              and OppenheimerFunds, Inc. (the
                               Manager  (Proposal No. 3);

   X                          (d)  To approve the Fund s Class A
                              12b-1 Service Plan and Agreement
                              (only shareholders of Class A
                              shares vote on this proposal)
                              (Proposal No.4);

             X                (e) To approve the Fund s Class B
                              12b-1 Distribution and Service Plan
                              and Agreement(only shareholders of
                              Class B shares vote on this
                              proposal) (Proposal No.5);

                       X      (f) To approve the Fund s Class C
                              12b-1 Distribution and Service Plan
                              and Agreement (only shareholders of
                              Class C shares vote on this
                              proposal) (Proposal No. 6); and

   X         X         X      (g) To transact such other business
                              as may properly come before the
                              meeting, or any adjournments
                              thereof.

Shareholders of record at the close of business on July 19, 1996 are entitled to vote at the Meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                              By Order of the Board of Trustees,

                              Andrew J. Donohue, Secretary
August 16, 1996
- -----------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    OPPENHEIMER INTERNATIONAL BOND FUND

            3410 South Galena Street, Denver, Colorado 80231

                             PROXY STATEMENT

                        Meeting Of Shareholders
                      To Be Held September 26, 1996


This Proxy Statement is furnished to the Class A, Class B and Class C shareholders of Oppenheimer International Bond Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on September 26, 1996, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about August 16, 1996. For free copies of the annual and semi-annual reports covering the operations of the Fund for the period from June 15, 1995 (inception) to September 30, 1995 (the fiscal period ended ) and for the six months ended March 31, 1996, respectively, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustees named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each of the Proposals unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including broker non-votes )will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal
effect as a vote against the proposal.   Broker non-votes  exist
where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each of the Proposals.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of July 19, 1996, the record date, there were _________ shares of the Fund issued and outstanding consisting of ____ Class A shares, ____Class B shares and _____ Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of July 12, 1996, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund. [or list the 5% owners of any class]

                           ELECTION OF TRUSTEES
                            (Proposal No. 1)

At the Meeting, eleven Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. As a Massachusetts business trust, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a Shareholders meeting is called for the purpose of voting for Trustees and until their successors are elected and shall qualify.

Each of the nominees, is presently a Trustee of the Fund and, if elected, has agreed to continue to serve as Trustee.

Each of the nominees is also a trustee, director or managing general partner of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Centennial Tax-Exempt Trust, Panorama Series Fund, Inc. and The New York Tax-Exempt Fund, Inc. (together with the Fund, the "Denver Oppenheimer funds"), except that Mr. Fossel and Ms. Macaskill are not directors or trustees of Oppenheimer Strategic Income Fund, Oppenheimer Integrity Funds and Panorama Series Fund, Inc. Ms. Macaskill and Mr. Swain are President and Chairman, respectively, of all the Denver Oppenheimer funds.

The nominees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund s investment adviser, OppenheimerFunds, Inc. (the Manager ) or its affiliates or other positions described. The year given below indicates when the nominees first became a trustee or director of any of the Denver Oppenheimer funds without a break in service. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of July 12, 1996, none of the Trustees and officers of the Fund beneficially owned shares of the Fund. [or the beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below]

                                                    Shares
                                                    Beneficially
Name and Other        Business Experience           Owned as of
Information           During the Past Five Years    July 12, 1996
Robert G. Avis*       Vice Chairman of A.G. Edwards
first became a        & Sons, Inc.(a broker-dealer)
Trustee or            and A.G.Edwards, Inc.(its
Director in 1993.     parent holding company);
Age:  65              Chairman of A.G.E. Asset
                      Management and A.G. Edwards
                      Trust Company (its affiliated
                      investment adviser and trust
                      company, respectively).

William A. Baker      Management Consultant.
first became a
Trustee or
Director in 1966.
Age:  81

Charles Conrad, Jr.   Chairman and CEO of Universal
first became a        Space Lines, Inc.; formerly
Trustee or            Vice President of McDonnell
Director in 1970.     Douglas Space Systems Co.
Age:  66              and associated with the
                      National Aeronautics and
                      Space Administration.

Jon S. Fossel*        Chairman and a director of
first became a        the Manager; of Oppenheimer
Trustee or            Acquisition Corporation
a director            ( OAC ), the Manager s
Director in 1990.     parent holding company,
Age:   54             Shareholder Services, Inc.
                      ( SSI ), a transfer agent
                      subsidiary of the Manager;
                      formerly President the Manager.

Sam Freedman          Formerly Chairman and Chief
first became a        Executive Officer of
Trustee               OppenheimerFunds Services,
in 1996.              a transfer agent division
Age:  55              of the Manager; Chairman,
                      Chief Executive Officer and
                      Director of SSI; Chairman,
                      Chief Executive Officer
                      and Director of Shareholder
                      Financial Services, Inc.
                      ( SFSI ), a transfer agent
                      subsidiary of the Manager;
                      Vice President and Director
                      of OAC; Director of the
                      Manager.

Raymond J. Kalinowski Director of Wave Technologies
first became a        International, Inc.; Formerly
Trustee or            Vice Chairman and a director
Director in 1988.     of A.G. Edwards, Inc., parent
Age:  67              holding company of A.G. Edwards
                      & Sons, Inc. (a broker-dealer),
                      of which he was Senior Vice
                      President.

C. Howard Kast        Formerly Managing Partner of
first became          Deloitte and Touche LLP,
a Trustee or          (an accounting firm).
Director in 1988.
Age:  74

Robert M. Kirchner    President of The Kirchner
first became a        Company (management
Trustee or            consultants).
Director in 1963.
Age:  74

Bridget A. Macaskill* President, Chief Executive
first become a        Officer and a Director of
Trustee or            the Manager parent of the
Director in 1995.     Manager and HarbourView
Age:  48              Asset Management Corporation
                      ( HarbourView ), a subsidiary
                      of the Manager; Chairman and
                      a Director of SSI and SFSI;
                      President and a Director
                      of OAC and Oppenheimer
                      Partnership Holdings, Inc.,
                      a holding company subsidiary
                      of the Manager; formerly
                      Executive Vice President of
                      the Manager.

Ned M. Steel          Chartered property and
first became a        casualty underwriter;
Trustee or            Director of Visiting Nurse
Director in 1963.     Corporation of Colorado;
Age:  81              formerly Senior Vice President
                      and a director of Van Gilder
                      Insurance Corp. (insurance
                      brokers).

James C. Swain*       Vice Chairman of the Manager;
first became a        formerly a director of the
Trustee or            Manager; President and a
Director in 1969.     director of Centennial Asset
Age:  62              Management Corporation
                      ("Centennial"), an investment
                      adviser subsidiary of the
                      Manager, and formerly Chairman
                      of the Board of SSI.

- ------------------------
* A Director who is an "interested person" of the Fund or the Manager under the Investment Company Act.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Manager, which is responsible for the Fund's day-to-day operations. Two regular meetings of the Board were held in the period from June 15, 1995 (inception) to September 30, 1995 and all of the Trustees except Fossel, Macaskill and Freedman who were elected after September 30, 1995 were present for all of those meetings. The Trustees of the Fund have appointed an Audit and Review Committee (the "Audit Committee"), comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met two times during the fiscal period ended September 30, 1995 and all members attended at least 75% of the meetings held during this period. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees and Officers. The officers of the Fund (including Ms. Macaskill and Mr. Swain) are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Fossel and Swain) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Mr. Freedman, who was not elected as a Trustee until June 27, 1996, and Ms. Macaskill and Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal period ended September 30, 1995, and (ii) from all 21 of the Denver-based Oppenheimer funds (including the Fund and excluding Panorama Series Fund, Inc.) listed in the third paragraph of this section (and from Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Diversified Income Fund and Oppenheimer Strategic Short-Term Income Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown below.

                                                  Total
                                                  Compensation
                                   Aggregate      From All
                                   Compensation   Denver
Name and Position                  from Fund1     OppenheimerFunds2
Robert G. Avis                     $0             $53,000.00
    Trustee
William A. Baker                   $0             $73,254.66
    Audit and Review Committee
    Chairman and Trustee
Charles Conrad, Jr.                $0             $64,309.17
    Audit and Review Committee
    Member and Trustee
Raymond J. Kalinowski              $0             $65,000.00
    Risk Management Oversight
    Committee Member and Trustee
C. Howard Kast                     $0             $65,000.00
    Risk Management Oversight
    Committee Member and Trustee
Robert M. Kirchner                 $0             $68,292.00
    Audit and Review Committee
     Member and Trustee
Ned M. Steel                       $0             $53,000.00
    Trustee

- -------------------
1 There were no payments to Trustees during fiscal period ended
September 30, 1995
2 For the 1995 calendar year.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Donohue, Bowen, Farrar and Zack serve in a similar capacity with the other Denver Oppenheimer funds.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age 34.
     Vice President of the Manager; an officer of other
     Oppenheimer funds; formerly a Securities Analyst for the Manager prior to which he was a Securities Analyst for Citibank, N.A.

Andrew J. Donohue, Vice President and Secretary; Age 45.
     Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a Director of Centennial; Executive Vice President, General Counsel and Director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holding, Inc.; an officer of other Oppenheimer funds; formerly, Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Treasurer and Assistant Secretary;
     Age 59.
     Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48.
     Senior Vice President and Associate General Counsel of the
     Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37.
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer; an officer of other Oppenheimer funds.

Scott Farrar, Assistant Treasurer; Age 30.
     Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund
     Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers
     Harriman & Co., a bank, and previously a Senior Fund
     Accountant for State Street Bank & Trust Company; an officer of other Oppenheimer funds.

            RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                            (Proposal No. 2)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, or the Manager selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the period from June 15, 1995 (inception) through September 30, 1996 and for the fiscal year beginning October 1, 1996. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the Class A, Class B, and Class C shareholders' vote voting in the aggregate to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but they will have the opportunity to make a statement if they desire to do so and they will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Deloitte as auditors of the Fund.

                APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                             (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated June 5, 1995, with the Manager (the Agreement") which was submitted to and approved by the Fund's initial sole shareholder, and by the Fund's Board of Trustees at a meeting held February 28, 1995. The Fund is submitting the Agreement to shareholders for approval at this meeting which is the first-convened shareholders meeting. A copy of the Agreement is appended hereto as Exhibit A. The Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Agreement ("Independent Trustees"), approved the terms of the Agreement between the Fund and the Manager.
If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1996, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act. In considering whether to approve the Agreement, the Board requested and evaluated information necessary to make an informed determination.

Under the Agreement, the management fee payable monthly to the Manager is computed on the net assets of the Fund as of the close of business each day at the annual rates of 0.75% of the first $200 million of net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% on the next $200 million 0.60% on the next $200 million and 0.50% of net assets in excess of $1 billion.

For the fiscal period ended September 30, 1995, the Fund paid a management fee of $8,252 under the Agreement. The Manager also acts as investment adviser to seventeen other funds that have investment objectives similar to that of the Fund. A list of those funds, their net assets and advisory fee rates paid by those funds is included as Exhibit B to this Proxy Statement. The Manager also receives $12,000 per annum to prepare the income tax return for the Fund.

OppenheimerFunds Services ( OFS ), is the transfer agent for the Fund and received $_______ from the Fund for such services during fiscal period ended Sept 30, 1995. If the Agreement is approved, OFS will continue to act as transfer agent for the Fund.

Under the Agreement, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreement or by the distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. As in the case of each of the funds listed in Exhibit B, the Manager reserves the right to change or eliminate this expense limitation at any time.

The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part in performing the services required by the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Manager under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchase of securities from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreement, the procedures and rules described above, allocations of brokerage are made by Manager s portfolio traders based upon recommendations from the Manager s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager s executive officers. Transactions in securities other than those for which as exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. No brokerage commissions were paid to any broker affiliated with either the Fund or the Manager during the fiscal period ended September 30, 1995.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transaction, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determine that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. Options commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker s own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board permits the Manager to use concessions on fixed-price offerings of fixed income securities to obtain research in the same manner for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the Independent Trustees, annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of June 30, 1996, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At June 30, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 526,105 shares of Class B voting stock, and
(iii) 1,328,053 shares of Class C non-voting stock. This collectively represented 84.0% of the outstanding common stock and 92.3% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (I) 598,704 shares of the Class B voting stock, representing 12.5% of the outstanding common stock and 6.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 627,362 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill, Messrs. Fossel and Swain who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period September 1, 1994 to March 31, 1996, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800 and Mr. Freedman, who surrendered to OAC 45,474 stock appreciation rights issued in tandem under the Class C OAC options, for a cash payment of $4,497,833.34. Mr. Freedman no longer holds any OAC stock or options.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Jon S. Fossel, Chairman; Bridget A. Macaskill, Chief Executive Officer, President and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli, Vice Chairman, James C. Swain, Vice Chairman; Robert C. Doll, Executive Vice President and a director; O. Leonard Darling, Janess Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert Patterson, Richard H. Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, New York 10048-0203; 3410 South Galena Street, Denver, Colorado 80231-5099 and 350 Linden Oaks, Rochester, New York 14625-2807.

Considerations by the Board of Trustees. The Agreement was approved and adopted by the Board, including the Independent Trustees, when the Fund was being organized. The Manager advised the Board at that time that the proposed investment advisory fee was fair and reasonable and was expected to provide adequate compensation to the Manager in light of the operations of the Fund and the Manager s duties and responsibilities under the Agreement. The Board also recognized that the terms and conditions of the Agreement were substantially the same as the terms and conditions in the other investment advisory agreements between the Manager or its affiliates with the other Denver based mutual funds. The Board also noted that the investment advisory fee rate was the same fee rate charged to a number of similar mutual funds in the Denver complex.

In their deliberations, the Independent Trustees took cognizance of extensive information and materials which the Manager had previously provided to them in connection with their annual review of the investment advisory agreements and investment advisory fee rates for the other mutual funds in the Denver complex and data reviewed on other recent occasions when it considered investment advisory fee rate increases requested by the Manager with respect to other funds. That information included data as to the financial stability and qualifications of the Manager and its personnel, the nature, quality and extent of the services rendered and the Manager s commitment to its mutual fund advisory business. The Trustees also considered the extent to which the Manager had expanded its personnel and other services dedicated to portfolio management functions.

Analysis of Nature, Quality and Extent of Services. The Independent Trustees considered, among other factors: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the investment record of the Manager in managing investment companies for which it acts as investment adviser; (3) the Manager's overall profitability; (4) possible economies of scale which the Manager passes on to the Fund; (5) data as to advisory fees of other investment companies not advised by the Manager but believed to be in the same overall investment category as the Fund; (6) other benefits to the Manager from serving as investment manager to the Fund, as well as benefits to its affiliates acting as principal underwriter and its division acting as transfer agent to the Fund;
(7) current and developing conditions in the financial services industry, including the entry into the industry of larger and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and (8) the financial resources of the Manager and the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund; (9) the higher costs of doing business and investing in foreign countries and foreign markets.

Analysis of Profitability of the Manager.   The Independent
Trustees considered information provided by the Manager regarding its profitability and also considered comparative information relating to the profitability of other mutual fund investment managers. The Independent Trustees also noted the substantial marketing and promotional activities in which the Manager and its affiliates engage and propose to engage on behalf of the Fund.

Determination by the Independent Trustees and the Board of Trustees. After completion of its review, the Independent Trustees recommended that the Board of Trustees approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Agreement; the classes do not vote separately. Such majority vote is defined in the Investment company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. The Board of Trustees recommends a vote in favor of approving the Investment Advisory Agreement.

                   APPROVAL OF THE FUND'S CLASS A 12b-1
                         SERVICE PLAN AND AGREEMENT
                             (Proposal No. 4)

NOTE: This Proposal applies to Class A Shareholders only.

Class A shares were first offered to the public on June 15, 1995. At that time, the Fund had adopted a Service Plan and Agreement for Class A shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee to reimburse the Distributor for all or a portion of its costs incurred in providing personal service and maintenance of accounts that hold Class A shares. The Manager, as the sole initial shareholder of the Fund's Class A shares, has approved a Service Plan for the Class A shares of the Fund (the "Service Plan") under Rule 12b-1 of the Investment Company Act. At a meeting of the Fund's Board of Trustees held February 28, 1995, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Service Plan, and determined to recommend the Service Plan for approval by the Class A shareholders. The Service Plan was renewed for one year on October 29, 1995. A copy of the Service Plan is attached as Exhibit C to this proxy statement. The Service Plan is being submitted to shareholders for approval at the meeting which is the first convened shareholders meeting.

If the Class A shareholders approve this Proposal, the Service Plan shall, unless terminated as described below, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class A shares. The Service Plan may not be amended to increase materially the amount of payments to be made without approval by the Class A shareholders. All material amendments must be approved by the Independent Trustees.

Description of the Service Plan. Under the Service Plan, the Fund reimburses the Distributor quarterly for all or a portion of its costs incurred in connection with the service and maintenance of shareholder accounts that hold Class A Shares of the Fund. The Distributor is reimbursed for quarterly payments made to certain dealers, brokers, banks or other financial institutions (each is referred to as a "Recipient") that have rendered personal services in connection with the personal service and maintenance of shareholder accounts. Such services may include but are not limited to answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plan and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. Payments by the Distributor to Recipients will be made quarterly and computed as of the close of business each day at an annual rate not to exceed 0.25% of the net assets of Class A shares of the Fund held in accounts of the Recipient or its customers. The Service Plan has the effect of increasing annual expenses of Class A shares of the Fund by up to 0.25% of the class's average annual net assets from what its expenses would be otherwise. Currently, the Distributor is not permitted to retain any part of the payments made by the Fund under the Service Plan.

Under the Service Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Class A Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Any expenses accrued under the Service Plan by the Distributor in one fiscal quarter of the Fund may not be paid from service fees received from the Fund in subsequent periods. Thus, if the Service Plan were terminated, no amounts (other than amounts accrued prior to termination but not yet paid) would be owed by the Fund to the Distributor or to Recipients. In addition, Service Plan fees received from the Fund may not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead of the Distributor.

Additional Information. While the Service Plan is in effect, the Treasurer of the Fund shall provide a written report to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to the Service Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Each report, including the allocations on which such payments are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Service Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Analysis of the Service Plan by the Board of Trustees. In considering whether to recommend the Class A Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Service Plan will benefit the Fund and its Class A shareholders by providing financial incentives to financial intermediaries to attract new Class A shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to retain existing investments and attract new investments. The Service Plan should enable the Fund to be competitive with similar funds, including funds which impose sales charges, that provide financial incentives to institutions that direct investors to such funds, and which provide shareholder servicing and administrative services.

The Board concluded that it is likely that the Service Plan will benefit Class A shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Service Plan might be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class A shareholders should benefit from reduced Class A expenses per share because the effective investment advisory fee rate will decline as assets increase under the proposed Investment Advisory Agreement. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund.
The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of distribution payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, the Fund may not grow and expenses may remain higher on a per share basis that those of competing funds. The Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the implementation of the Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the fund. The Board, including each of the Independent Trustees, determined that the Service Plan would be in the best interests of the Fund, and that its implementation and continuation has a reasonable likelihood of benefiting the Fund and its Class A shareholders. In its annual review of the Service Plan, the Board will consider the continued appropriateness of the Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act and the Service Plan, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class A shares is required for approval of the Service Plan for this class. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 3. A vote in favor of this Proposal shall be deemed a vote to approve previous payments by the Fund under the Service Plan and to approve the Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.


            APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 5)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on June 15, 1995. At that time, the Fund had adopted a Distribution and Service Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act (the Class B Plan ), in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund s Class B shares, has approved the Class B Plan. At a meeting of the Fund's Board of Trustees held April 18, 1995, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved the Class B Plan and determined to recommend the Class B Plan for approval by the Class B shareholders. The Class B Plan was renewed for one year on October 29, 1995. A copy of the Class B Plan is attached as Exhibit D to this proxy statement. The Class B Plan is being submitted to shareholders for approval at this meeting which is the first convened shareholders meeting.

Description of the Class B Distribution and Service Plan. Under the Class B Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Class B Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class B Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Class B Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor s unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge as compensation for its services described above. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Class B Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Class B Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Class B Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the period ended September 30, 1995 were $3,267 (1.00% of the Fund's average net assets represented by Class B shares during that period), which the Distributor retained as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

If the Class B shareholders approve this Proposal, the Class B Plan shall, unless terminated as described below, continue in effect from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.
The Class B Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Class B Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Reports. While this Class B Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund s Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of the Class B Plan have been complied with.

Additional Information. The Class B Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class B Plan, the Board may determine no payment be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class B Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class B Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class B Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class B Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Class B Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Class B Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class B Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Class B Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class B Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class B Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class B Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Class B Plan, the Board will consider the continued appropriateness of the Class B Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B shares is required for approval of the Class B Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 3. A vote in favor of this Proposal shall be deemed a vote to approve previous payments made under the Class B Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

            APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 6)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on June 15, 1995. At that time, the Fund had adopted a Distribution and Service Plan and Agreement for Class C shares pursuant to Rule 12b-1 of the Investment Company Act (the Class C Plan ), in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund s Class C shares has approved the Class C Plan. At a meeting of the Fund's Board of Trustees held April 18, 1995, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved the Class C Plan, and determined to recommend the Class C Plan for approval by the Class C shareholders. The Class C Plan was renewed for one year on October 29, 1995. A copy of the Class C Plan is attached as Exhibit E to this proxy statement. The Class C Plan is being submitted to shareholders for approval at this meeting which is the first convened shareholder meeting.

Description of the Class C Distribution and Service Plan. Under the Class C Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Class C Plan provides for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Class C Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Class C Plan also provides that the Fund will pay the Distributor on a quarterly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The Distributor retains the asset-based sales charge during the first year shares are outstanding. The Distributor pays the asset based sales charge to the Recipient as an on going commission and for distribution services rendered with respect to Class C shares that have been outstanding for more than one year. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, and (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor s unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, processing Class C share purchase and redemption transactions and providing such other information in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding as compensation for its services described above. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Class C Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Class C Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Class C Plan has the effect of increasing annual expenses of Class C shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class C Plan for the period ended September 30, 1995 were $282 (1.00% of the Fund's average net assets represented by Class C shares during that period), which the Distributor retained as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

If the Class C shareholders approve this Proposal, the Class C Plan shall, unless terminated as described below, continue in effect from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.
The Class C Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Class C Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Reports. While this Class C Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund s Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of the Class C Plan have been complied with.

Additional Information. The Class C Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Class C Plan, the Board may determine that no payment will be made to the Distributor or any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Class C Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Class C Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Class C Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Class C Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Class C Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Class C Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Class C Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Class C Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Class C Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Class C Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Class C Plan is in the best interests of the Fund, and that its implementation and continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Class C Plan, the Board will consider the continued appropriateness of the Class C Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C shares is required for approval of the Class C Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 3. A vote in favor of this Proposal shall be deemed a vote to approve previous payments made under the Class C Plan and the Class C Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                    RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                              OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


                                By Order of the Board of Trustees,

                                Andrew J. Donohue, Secretary
August 16, 1996

                                                                  Exhibit A

                       INVESTMENT ADVISORY AGREEMENT

AGREEMENT made the 5th day of June, 1995, by and between OPPENHEIMER INTERNATIONAL BOND FUND (hereinafter referred to as the "Fund"), and OPPENHEIMER MANAGEMENT CORPORATION (hereinafter referred to as "OMC").

WHEREAS, the Fund is a open-end, diversified management investment company registered as such with the Securities and Exchange
Commission (the "Commission") pursuant to the Investment Company
Act of 1940 (the "Investment Company Act"), and OMC is an investment adviser registered as such with the Commission under the Investment Advisors Act of 1940;

WHEREAS, the Fund desires that OMC shall act as its investment adviser pursuant to this Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.     General Provision.

  The Fund hereby employs OMC and OMC hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OMC shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder;
(ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OMC shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of portfolio securities of the Fund which are either not registered for public sale or not traded on any securities market.

2.     Investment Management.

  (a) OMC shall, subject to the direction and control by the Fund's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the Fund's portfolio.

  (b) Provided that the Fund shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of this Agreement and subject to the provisions of paragraph 7 hereof, OMC may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

  (c) Provided that nothing herein shall be deemed to protect OMC from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OMC shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

  (d) Nothing in this Agreement shall prevent OMC or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OMC or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OMC of its duties and obligations under this Agreement.

3.     Other Duties of OMC.

  OMC shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Fund for its shareholders; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of shares of the Fund. OMC shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment. OMC shall, at its own expense, provide such officers for the Fund as the Board of Trustees may request.

4.     Allocation of Expenses.

  All other costs and expenses of the Fund not expressly assumed by OMC under this Agreement, or to be paid by the Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions;
(iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with OMC; (v) legal and audit expenses;
(vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any legal obligation which the Fund may have to indemnify its officers and trustees with respect thereto. Any officers or employees of OMC or any entity controlling, controlled by or under common control with OMC who also serve as officers, trustees or employees of the Fund shall not receive any compensation from the Fund for their services.

5.     Compensation of OMC.

  The Fund agrees to pay OMC and OMC agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net asset value of the shares of the Fund as of the close of each business day and payable monthly at the following annual rate:

       .75% of the first $200 million of net assets;
       .72% of the next $200 million;
       .69% of the next $200 million;
       .66% of the next $200 million;
       .60% of the next $200 million; and
       .50% of net assets in excess of $1 billion.

6.     Use of Name "Oppenheimer."

  OMC hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OMC's rights to the name "Oppenheimer" under applicable law, such license shall allow OMC to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name and may, upon termination of this Agreement, be terminated by OMC, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise.
The name "Oppenheimer" may be used or licensed by OMC in connection with any of its activities, or licensed by OMC to any other party.

7.     Portfolio Transactions and Brokerage.

  (a) OMC is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OMC of its investment management functions.

  (b) OMC shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OMC on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

  (c) OMC shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OMC or its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OMC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OMC or its affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OMC will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OMC shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's trustees were reasonable in relation to the benefits to the Fund.

  (d) OMC shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Board of Trustees of the Fund and the provisions of this paragraph 7.

  (e) The Fund recognizes that an affiliated broker-dealer: (i) may act as one of the Fund's regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

  (f) Subject to the foregoing provisions of this paragraph 7, OMC may also consider sales of shares of the Fund and the other funds advised by OMC and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

8.     Duration.

  This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect until December 31, 1996, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

9.     Disclaimer of Shareholder or Trustee Liability.

  OMC understands and agrees that the obligations of the Fund under this Agreement are not binding upon any shareholder or Trustee of the Fund personally, but bind only the Fund and the Fund's property; OMC represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder or Trustee liability for acts or obligations of the Fund.

10.    Termination.

  This Agreement may be terminated (i) by OMC at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OMC (which notice may be waived by OMC) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the trustees of the Fund then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Investment Company Act).

11.    Assignment or Amendment.

  This Agreement may not be amended or the rights of OMC hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Fund. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

 12.   Definitions.

  The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

                                OPPENHEIMER INTERNATIONAL BOND FUND
Attest:

/s/ Mitchell J. Lindauer        /s/ Robert G. Zack
- ------------------------        -----------------------------------
Mitchell J. Lindauer       Robert G. Zack
                                Assistant Secretary

                                OPPENHEIMER MANAGEMENT CORPORATION
Attest:


/s/ Katherine P. Feld      /s/ Andrew J. Donohue
- ---------------------      ----------------------------------
Katherine P. Feld               Andrew J. Donohue
                                Executive Vice President

                                                                  Exhibit B

                        List of Fixed-Income Funds

                              Net Assets
                              As of 6/30/96                                Advisory Fee Rate as % of
Name of Fund                  ($ Millions)                                 Average Annual Net Assets
Oppenheimer Bond Fund              225.8   0.75% on the first $200 million
Oppenheimer High Yield Fund      1,359.8   0.72% on the next $200 million
Oppenheimer Strategic Income Fund          5,888.5                         0.69% on the next $200 million
Oppenheimer Strategic Income & Growth         71.0                         0.66% on the next $200 million
  Fund                                     0.60% on the next $200 million
                                           0.50% of assets in excess of $1 billion

Oppenheimer California Tax-Exempt Fund        82.3                         0.60% on the first $200 million
Oppenheimer Florida Tax-Exempt Fund           32.2                         0.55% on the next $100 million
Oppenheimer New Jersey Tax-Exempt Fund        20.4                         0.50% on the next $200
million
Oppenheimer New York Tax-Exempt Fund          23.6                         0.45% on the next $250
million
Oppenheimer Pennsylvania Tax-Exempt Fund      80.7                         0.40% on the next $250
million
Oppenheimer Tax-Free Bond Fund     666.2   0.35% of assets in excess of $1

Oppenheimer Champion Income Fund   479.9   0.70% on the first $250 million
                                           0.65% on the next $250 million
                                           0.60% on the next $500 million
                                           0.55% of assets in excess of $1 billion

Oppenheimer Insured Tax-Exempt Fund           97.4                         0.45% on the first $100 million
                                           0.40% on the next $150 million
                                           0.375% on the next $250 million
                                           0.35% of assets in excess of
                                           $500 million

Oppenheimer Limited-Term Government Fund     616.1                         0.50% on the first $100
million
                                           0.45% on the next $150 million
                                           0.425% on the next $250 million
                                           0.40% of net assets in excess of
                                           $500 million

Oppenheimer US Government Trust    551.6   0.65% on the first $200 million
                                           0.60% on the next $100 million
                                           0.57% on the next $100 million
                                           0.55% on the next $400 million
                                           0.50% of net assets in excess of
                                           $800 million

Oppenheimer Intermediate Tax-Exempt Fund      92.7                         0.45% on the first $100
million
                                           0.40% on the next $150 million
                                           0.375% on the next $250 million
                                           0.35% of net assets in excess of
                                           $500 million

Rochester Fund Municipals        2,159.1   0.54% on the first $100 million
                                           0.52% on the next $150 million
                                           0.47% of net assets in excess of
                                           $250 million up to $2 billion
                                           0.46% on the next $3 billion
                                           0.45% of net assets in excess of
                                           $5 billion

Limited Term New York Municipal Fund         635.0                         0.50% on the first $100 million
                                           0.45% on the next $150 million
                                           0.40% of net assets in excess of
                                           $250 million up to $2 billion
                                           0.39% of net assets in excess of
                                           $2 billion
</table)



                                                                  Exhibit C

                        SERVICE PLAN AND AGREEMENT

                                  BETWEEN

                    OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                                    AND

                    OPPENHEIMER INTERNATIONAL BOND FUND

                            FOR CLASS A SHARES


SERVICE PLAN AND AGREEMENT (the "Plan") dated the 5th day of June, 1995, by and between OPPENHEIMER INTERNATIONAL BOND FUND (the
"Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the
"Distributor").

1. The Plan. This Plan is the Fund's written service plan for its Class A Shares described in the Fund's registration statement as of the date this Plan takes effect, contemplated by and to comply with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, pursuant to which the Fund will reimburse the Distributor for a portion of its costs incurred in connection with the that hold Class A Shares (the "Shares") of such series and class of the Fund. The Fund may be deemed to be acting as distributor of securities of which it is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering services and for the maintenance of Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a)   "Recipient" shall mean any
     broker, dealer, bank or other institution which: (i) has rendered services in connection with the personal service and maintenance of Accounts; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning such service; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate.

     (b)  "Qualified Holdings" shall mean,
     as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments.

     (a) Under the Plan, the Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the amount of the lesser of: (i) .0625% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares, computed as of the close of each business day, or (ii) the Distributor's actual expenses under the Plan for that quarter of the type approved by the Board. The Distributor will use such fee received from the Fund in its entirety to reimburse itself for payments to Recipients and for its other expenditures and costs of the type approved by the Board incurred in connection with the personal service and maintenance of Accounts including, but not limited to, the services described in the following paragraph. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

                                 The services to be rendered by
     the Distributor and Recipients in connection with the personal service and the maintenance of Accounts may include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of Accounts as the Distributor or the Fund may reasonably request. It may be presumed that a Recipient has provided services qualifying for compensation under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate services, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

                                 Payments received by the
     Distributor from the Fund under the Plan will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor, or for any other purpose other than for the payments described in this Section 3. The amount payable to the Distributor each quarter will be reduced to the extent that reimbursement payments otherwise permissible under the Plan have not been authorized by the Board of Trustees for that quarter. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods.

     (b) The Distributor shall make payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed .0625% (.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day, of Qualified Holdings owned beneficially or of record by the Recipient or by its Customers. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees. A majority of the Independent Trustees may at any time or from time to time increase or decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or increase or decrease the number of shares constituting Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.

     (c) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or
     (ii) by the Distributor (a subsidiary of OMC), from its own resources.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection or replacement of Independent Trustees and the nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the Independent Trustees. Nothing herein shall prevent the Independent Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Independent Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide at least quarterly a written report to the Fund's Board for its review, detailing the amount of all payments made pursuant to this Plan, the identity of the Recipient of each such payment, and the purposes for which the payments were made. The report shall state whether all provisions of Section 3 of this Plan have been complied with. The Distributor shall annually certify to the Board the amount of its total expenses incurred that year with respect to the personal service and maintenance of Accounts in conjunction with the Board's annual review of the continuation of the Plan.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Independent Trustees cast in person at a meeting called on February 28, 1995 for the purpose of voting on this Plan, and shall take effect on the date that the Fund's Registration Statement is declared effective by the Securities and Exchange Commission. Unless terminated as hereinafter provided, it shall continue in effect until October 31, 1995 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                         OPPENHEIMER INTERNATIONAL BOND FUND

                         By: /s/ Robert G. Zack
                         ------------------------------------
                         Robert G. Zack, Assistant Secretary


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                         By: /s/ Katherine P. Feld

                         --------------------------------
                         Katherine P. Feld
                         Vice President & Secretary

                                                                  Exhibit D

                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                   WITH

                    OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                           FOR CLASS B SHARES OF

                    OPPENHEIMER INTERNATIONAL BOND FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 5th day of June, 1995, by and between OPPENHEIMER INTERNATIONAL
BOND FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii)
Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient;
     (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

          The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

          The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

          It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

          Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by
     Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

          The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

          A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940
     Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired by the Fund (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of
Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on April 18, 1995, for the purpose of voting on this Plan, and shall take effect on the date that the Fund's Registration Statement is declared effective by the Securities and Exchange Commission. Unless terminated as hereinafter provided, it shall continue in effect until October 31, 1995 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                         OPPENHEIMER INTERNATIONAL BOND FUND

                         By: /s/ Andrew J. Donohue
                         -----------------------------------
                         Andrew J. Donohue, Vice President


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                         By: /s/ Katherine P. Feld
                         -----------------------------------
                         Katherine P. Feld
                         Vice President & Secretary

                                                                  Exhibit E

                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                  WITH

                   OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                          FOR CLASS C SHARES OF

                   OPPENHEIMER INTERNATIONAL BOND FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 5th day of June, 1995, by and between OPPENHEIMER INTERNATIONAL
BOND FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for a portion of its costs incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii)
Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient;
     (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such brokerage or other customers, or investment advisory or other clients of such recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) The Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the aggregate amount (i) of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts.
     Such Asset Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

          The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by
     Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified
     Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

     A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services in connection with the sale of Shares to be rendered by the Distributor may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sell Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or
     (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this section 3.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of
Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on April 18, 1995 for the purpose of voting on this Plan, and takes effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                         OPPENHEIMER INTERNATIONAL BOND FUND

                         By: /s/ Andrew J. Donohue
                         -------------------------------------
                             Andrew J. Donohue, Vice President


                         OPPENHEIMER FUNDS DISTRIBUTOR, INC.

                         By: /s/ Katherine P. Feld
                     --------------------------------------
                         Katherine P. Feld
                         Vice President and Secretary




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